UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 27, 2020

Heat Biologics, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-35994	26-2844103
(Commission File Number)	(IRS Employer Identification No.)

627 Davis Drive, Suite 400

Morrisville, North Carolina 27560

(Address of principal executive offices and zip code)

(919) 240-7133

(Registrant’s telephone number including area code)

N/A

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0002 par value per share	HTBX	The Nasdaq Stock Market (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01   Other Information

Heat Biologics, Inc. (the “Company”) entered into At Market Issuance Sales Agreement, dated April 3, 2019, as amended by Amendment No. 1 (“Amendment No. 1”) on April 23, 2020 (the “Sales Agreement”), with B. Riley FBR, Inc. (“B. Riley FBR”) pursuant to which  the Company may offer and sell, from time to time, at its option, shares of the Company’s common stock, par value $0.0002 per share (the “Common Stock”), through B. Riley FBR, as sales agent (the “Sales Agent”), in an “at the market” offering (the “ATM Offering”).  As of July 23, 2020, the Company has issued and sold an aggregate of 50,179,390 shares of Common Stock for aggregate gross proceeds of approximately $49,902,377 pursuant to the Sales Agreement under the Company’s effective shelf Registration Statement on Form S-3 (File No. 333-237808)(the “Registration Statement”), utilizing a prior prospectus dated May 4, 2020.  On July 27, 2020, the Company filed a new prospectus supplement (the “ATM Prospectus Supplement”) pursuant to the Registration Statement for the offer and sale of shares of Common Stock having an aggregate offering price of up to $100,000,000 from time to time through or to B. Riley FBR acting as sales agent or principal.

Under the terms of the Sales Agreement, in no event will the Company issue or sell through the Sales Agent such number or dollar amount of shares of Common Stock that would (i) exceed the number or dollar amount of shares of Common Stock registered and available on the Registration Statement, (ii) exceed the number of authorized but unissued shares of Common Stock, (iii) exceed the number or dollar amount of shares of Common Stock permitted to be sold under Form S-3 (including General Instruction I.B.6 thereof, if applicable), or (iv) exceed the number or dollar amount of Common Stock for which the Company has filed a prospectus supplement to the Registration Statement.

Under the terms of the Sales Agreement, the Company may sell shares of its Common Stock through B. Riley FBR by any method permitted that is deemed an “at the market offering” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”). B. Riley FBR will use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable state and federal laws, rules and regulations to sell the Company’s Common Stock from time to time, based upon the Company’s instructions (including any price, time or size limits or other customary parameters or conditions the Company may impose). Actual sales will depend on a variety of factors to be determined by the Company from time to time, including (among others) market conditions, the trading price of the Company’s Common Stock, capital needs and determinations by the Company of the appropriate sources of funding for the Company. The Company is not obligated to make any sales of Common Stock under the Sales Agreement and the Company cannot provide any assurances that it will issue any shares pursuant to the Sales Agreement. The Company will pay a commission rate of up to 3.0% of the gross sales price per share sold and agreed to reimburse  B. Riley FBR for certain specified expenses, including the fees and disbursements of its legal counsel in an amount not to exceed $50,000 and have agreed to reimburse B. Riley FBR an amount not to exceed $2,500 per quarter during the term of the sales agreement for legal fees to be incurred by B. Riley FBR. The Company has also agreed pursuant to the Sales Agreement to provide  B. Riley FBR with customary indemnification and contribution rights.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The description of the Sales Agreement and Amendment No. 1 does not purport to be complete and is qualified in its entirety by reference to the full text of the Sales Agreement and Amendment No. 1, copies of which are included herewith as Exhibits 1.1. and 1.2, and are incorporated herein by reference.

The opinion of the Company’s counsel regarding the validity of the shares of Common Stock that will be issued pursuant to the Sales Agreement and the ATM Prospectus Supplement is also filed herewith as Exhibit 5.1.

The representations, warranties and covenants contained in the Sales Agreement and Amendment No. 1 were made solely for the benefit of the parties thereto. In addition, such representations, warranties and covenants (i) are intended as a way of allocating the risk between the parties to the Sales Agreement and Amendment No. 1 and not as statements of fact, and (ii) may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Sales Agreement and Amendment No. 1, which subsequent information may or may not be fully reflected in public disclosures.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K.

Exhibit Number	Description

1.1

At Market Issuance Sales Agreement by and between Heat Biologics, Inc. and B. Riley FBR, Inc. dated April 3, 2019 (incorporated by reference to Exhibit 1.1 to the Company’s Form 8-K filed with the SEC on April 4, 2019)

1.2

Amendment No. 1, dated April 23, 2020, to the At Market Issuance Sales Agreement, by and between Heat Biologics, Inc. and B. Riley FBR, Inc. dated April 3, 2019 (incorporated by reference to Exhibit 1.2 to the Company’s Form 8-K filed with the SEC on April 23, 2020)

5.1	Opinion of Gracin & Marlow, LLP

23.1	Consent of Gracin & Marlow, LLP (included in Opinion of Gracin & Marlow, LLP filed as Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 27, 2020	HEAT BIOLOGICS, INC.

	By:	/s/ Jeffrey Wolf
	Name:	Jeffrey Wolf
	Title:	Chairman, President and Chief Executive Officer